Exhibit 99.1

Shake Shack Announces Second Quarter 2022 Financial Results
▪Total revenue of $230.8 million, up 23.1% versus 2021, including $223.1 million of Shack sales and $7.7 million of Licensing revenue.
▪System-wide sales of $351.7 million, up 24.8% versus 2021.
▪Same-Shack sales up 10.1% versus 2021.
▪Operating loss of $0.8 million.
•Shack-level operating profit(1) of $42.0 million, or 18.8% of Shack sales.
▪Net loss of $1.3 million.
•Adjusted EBITDA(1) of $22.1 million.
▪Net loss attributable to Shake Shack Inc. of $1.2 million, or a loss of $0.03 per share.
•Adjusted pro forma net income(1) of $0.1 million, or $0.00 per fully exchanged and diluted share.
▪Five domestic Company-operated Shack openings, including two drive-thru locations in Castle Rock, Colorado and Chesterfield, Missouri. Eight Licensed Shack openings including first Shack in Guangzhou, China.

NEW YORK, NY (Business Wire) — August 4, 2022 — Shake Shack Inc. (“Shake Shack” or the “Company”) (NYSE: SHAK) has posted its results for the second quarter of 2022 in a Shareholder Letter in the Quarterly Results section of the Company's Investor Relations website, which can be found here: Q2 2022 Shake Shack Shareholder Letter.

Shake Shack will host a conference call at 8:00 a.m. ET. Hosting the call will be Randy Garutti, Chief Executive Officer, and Katherine Fogertey, Chief Financial Officer. The conference call can be accessed live over the phone by dialing (877) 407-0792, or for international callers by dialing (201) 689-8263. A replay of the call will be available until August 11, 2022 by dialing (844) 512-2921 or for international callers by dialing (412) 317-6671; the passcode is 13730378.

The live audio webcast of the conference call will be accessible in the Events & Presentations section of the Company's Investor Relations website at investor.shakeshack.com. An archived replay of the webcast will also be available shortly after the live event has concluded.

(1)Shack-level operating profit, Adjusted EBITDA and Adjusted pro forma net income (loss) are non-GAAP measures. A reconciliation to the most directly comparable financial measures presented in accordance with GAAP is set forth in the schedules accompanying this release. See “Non-GAAP Financial Measures” below.

Exhibit 99.1
About Shake Shack
Shake Shack serves elevated versions of American classics using only the best ingredients. It’s known for its delicious made-to-order Angus beef burgers, crispy chicken, hand-spun milkshakes, house-made lemonades, beer, wine, and more. With its high-quality food at a great value, warm hospitality, and a commitment to crafting uplifting experiences, Shake Shack quickly became a cult-brand with widespread appeal. Shake Shack’s purpose is to Stand For Something Good®, from its premium ingredients and employee development, to its inspiring designs and deep community investment. Since the original Shack opened in 2004 in NYC’s Madison Square Park, the Company has expanded to about 260 locations in 32 U.S. States and the District of Columbia, including about 140 international locations across London, Hong Kong, Shanghai, Singapore, Mexico City, Istanbul, Dubai, Tokyo, Seoul and more.

Skip the line with the Shack App, a mobile ordering app that lets you save time by ordering ahead! Guests can select their location, pick their food, choose a pickup time and their meal will be cooked-to-order and timed to arrival. Available on iOS and Android.
Media:
Kristyn Clark, Shake Shack
(646) 747-8776
kclark@shakeshack.com
Investor Relations:
Melissa Calandruccio, ICR
Michelle Michalski, ICR
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com

Definitions
The following definitions apply to these terms as used in this release:
"Shack sales" is defined as the aggregate sales of food, beverages, gift card breakage income and Shake Shack branded merchandise at domestic Company-operated Shacks and excludes sales from licensed Shacks.
“System-wide sales” is an operating measure and consists of sales from the Company's domestic Company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees.
"Same-Shack sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic Company-operated Shacks open for 24 full fiscal months or longer. For consecutive days that Shacks were temporarily closed, the comparative period was also adjusted.
"Shack-level operating profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
"Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses as a percentage of Shack sales.
“EBITDA,” a non-GAAP measure, is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense.
“Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA (as defined above), excluding equity-based compensation expense, deferred lease costs, Impairment and loss on disposal of assets, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
"Adjusted pro forma net income," a non-GAAP measure, represents Net income (loss) attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring and other items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.

Exhibit 99.1

SHAKE SHACK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except share and per share amounts)

	June 29 2022	December 29 2021
ASSETS
Current assets:
Cash and cash equivalents	$278,332	$302,406
Marketable securities	79,625	80,000
Accounts receivable, net	11,936	13,657
Inventories	3,955	3,850
Prepaid expenses and other current assets	13,727	9,763
Total current assets	387,575	409,676
Property and equipment, net of accumulated depreciation of $254,291 and $222,768, respectively	411,018	389,386
Operating lease assets	361,522	347,277
Deferred income taxes, net	305,230	298,668
Other assets	14,735	12,563
TOTAL ASSETS	$1,480,080	$1,457,570
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$16,420	$19,947
Accrued expenses	40,013	36,892
Accrued wages and related liabilities	18,440	14,638
Operating lease liabilities, current	38,775	35,519
Other current liabilities	20,261	14,501
Total current liabilities	133,909	121,497
Long-term debt	244,066	243,542
Long-term operating lease liabilities	418,010	400,113
Liabilities under tax receivable agreement, net of current portion	234,862	234,045
Other long-term liabilities	21,597	22,773
Total liabilities	1,052,444	1,021,970
Commitments and contingencies
Stockholders' equity:
Preferred stock, no par value—10,000,000 shares authorized; none issued and outstanding as of June 29, 2022 and December 29, 2021.	—	—
Class A common stock, $0.001 par value—200,000,000 shares authorized; 39,266,670 and 39,142,397 shares issued and outstanding as of June 29, 2022 and December 29, 2021, respectively.	39	39
Class B common stock, $0.001 par value—35,000,000 shares authorized; 2,871,513 and 2,921,587 shares issued and outstanding as of June 29, 2022 and December 29, 2021, respectively.	3	3
Additional paid-in capital	410,520	405,940
Retained earnings (accumulated deficit)	(7,796)	3,554
Accumulated other comprehensive income (loss)	(1)	1
Total stockholders' equity attributable to Shake Shack Inc.	402,765	409,537
Non-controlling interests	24,871	26,063
Total equity	427,636	435,600
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,480,080	$1,457,570

Exhibit 99.1
SHAKE SHACK INC.
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(UNAUDITED)
(in thousands, except per share amounts)

	Thirteen Weeks Ended				Twenty-Six Weeks Ended
	June 29 2022		June 30 2021		June 29 2022		June 30 2021
Shack sales	$223,054	96.7%	$181,470	96.8%	$419,845	96.7%	$332,138	96.9%
Licensing revenue	7,698	3.3%	5,990	3.2%	14,298	3.3%	10,604	3.1%
TOTAL REVENUE	230,752	100.0%	187,460	100.0%	434,143	100.0%	342,742	100.0%
Shack-level operating expenses(1):
Food and paper costs	65,987	29.6%	54,917	30.3%	125,871	30.0%	99,547	30.0%
Labor and related expenses	65,851	29.5%	52,631	29.0%	126,316	30.1%	99,013	29.8%
Other operating expenses	32,563	14.6%	24,275	13.4%	62,800	15.0%	47,419	14.3%
Occupancy and related expenses	16,657	7.5%	14,876	8.2%	32,933	7.8%	28,787	8.7%
General and administrative expenses	29,075	12.6%	20,366	10.9%	60,395	13.9%	39,931	11.7%
Depreciation and amortization expense	18,087	7.8%	14,472	7.7%	34,942	8.0%	28,198	8.2%
Pre-opening costs	2,823	1.2%	2,258	1.2%	5,535	1.3%	5,834	1.7%
Impairment and loss on disposal of assets	528	0.2%	358	0.2%	1,105	0.3%	727	0.2%
TOTAL EXPENSES	231,571	100.4%	184,153	98.2%	449,897	103.6%	349,456	102.0%
INCOME (LOSS) FROM OPERATIONS	(819)	(0.4)%	3,307	1.8%	(15,754)	(3.6)%	(6,714)	(2.0)%
Other income, net	538	0.2%	108	0.1%	249	0.1%	139	—%
Interest expense	(315)	(0.1)%	(359)	(0.2)%	(670)	(0.2)%	(874)	(0.3)%
INCOME (LOSS) BEFORE INCOME TAXES	(596)	(0.3)%	3,056	1.6%	(16,175)	(3.7)%	(7,449)	(2.2)%
Income tax expense (benefit)	707	0.3%	991	0.5%	(3,590)	(0.8)%	(10,089)	(2.9)%
NET INCOME (LOSS)	(1,303)	(0.6)%	2,065	1.1%	(12,585)	(2.9)%	2,640	0.8%
Less: Net income (loss) attributable to non-controlling interests	(115)	—%	121	0.1%	(1,235)	(0.3)%	(613)	(0.2)%
NET INCOME (LOSS) ATTRIBUTABLE TO SHAKE SHACK INC.	$(1,188)	(0.5)%	$1,944	1.0%	$(11,350)	(2.6)%	$3,253	0.9%
Earnings (loss) per share of Class A common stock:
Basic	$(0.03)		$0.05		$(0.29)		$0.08
Diluted	$(0.03)		$0.05		$(0.29)		$0.06
Weighted average shares of Class A common stock outstanding:
Basic	39,227		39,114		39,195		39,031
Diluted	39,227		43,789		39,195		43,289

(1)As a percentage of Shack sales.

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

	Twenty-Six Weeks Ended
	June 29 2022	June 30 2021
OPERATING ACTIVITIES
Net income (loss) (including amounts attributable to non-controlling interests)	$(12,585)	$2,640
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization expense	34,942	28,198
Amortization of debt issuance costs	524	344
Amortization of cloud computing asset	683	627
Non-cash operating lease cost	28,010	24,716
Equity-based compensation	6,640	3,639
Deferred income taxes	8,392	6,265
Loss on sale of marketable securities	—	5
Non-cash interest expense	28	343
Impairment and loss on disposal of assets	1,105	727
Unrealized loss on equity securities	561	37
Other non-cash income	(2)	(1)
Changes in operating assets and liabilities:
Accounts receivable	1,721	(2,239)
Inventories	(105)	(672)
Prepaid expenses and other current assets	(3,964)	4,384
Other assets	(4,090)	(488)
Accounts payable	(1,104)	4,236
Accrued expenses	(13,208)	(13,643)
Accrued wages and related liabilities	3,802	4,423
Other current liabilities	4,929	(1,515)
Long-term operating lease liabilities	(21,102)	(24,583)
Other long-term liabilities	(15)	(438)
NET CASH PROVIDED BY OPERATING ACTIVITIES	35,162	37,005
INVESTING ACTIVITIES
Purchases of property and equipment	(55,268)	(44,709)
Purchases of marketable securities	(186)	(47,264)
Sales of marketable securities	—	4,004
NET CASH USED IN INVESTING ACTIVITIES	(55,454)	(87,969)
FINANCING ACTIVITIES
Proceeds from issuance of convertible notes, net of discount	—	243,750
Deferred financing costs	—	(101)
Payments on principal of finance leases	(1,513)	(1,272)
Distributions paid to non-controlling interest holders	(324)	(706)
Debt issuance costs	—	(687)
Proceeds from stock option exercises	175	6,610
Employee withholding taxes related to net settled equity awards	(2,120)	(3,400)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(3,782)	244,194
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(24,074)	193,230
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	302,406	146,873
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$278,332	$340,103

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

To supplement the consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses the following non-GAAP financial measures: Shack-level operating profit, Shack-level operating profit margin, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share (collectively the "non-GAAP financial measures").
Shack-Level Operating Profit
Shack-level operating profit is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
How This Measure Is Useful
When used in conjunction with GAAP financial measures, Shack-level operating profit and Shack-level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shack-level operating profit and Shack-level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Shack-level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making.
Limitations of the Usefulness of this Measure
Shack-level operating profit and Shack-level operating profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level operating profit excludes certain costs, such as General and administrative expenses and Pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack-level operating profit and Shack-level operating profit margin should be reviewed in conjunction with the Company's GAAP financial results. A reconciliation of Shack-level operating profit to Loss from Operations, the most directly comparable GAAP financial measure, is set forth below.

Exhibit 99.1

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(dollar amounts in thousands)	June 29 2022	June 30 2021	June 29 2022	June 30 2021
Income (loss) from operations	$(819)	$3,307	$(15,754)	$(6,714)
Less:
Licensing revenue	7,698	5,990	14,298	10,604
Add:
General and administrative expenses	29,075	20,366	60,395	39,931
Depreciation and amortization expense	18,087	14,472	34,942	28,198
Pre-opening costs	2,823	2,258	5,535	5,834
Impairment and loss on disposal of assets	528	358	1,105	727
Shack-level operating profit	$41,996	$34,771	$71,925	$57,372

Total revenue	$230,752	$187,460	$434,143	$342,742
Less: Licensing revenue	7,698	5,990	14,298	10,604
Shack sales	$223,054	$181,470	$419,845	$332,138

Shack-level operating profit margin(1,2)	18.8%	19.2%	17.1%	17.3%

(1)As a percentage of Shack sales.
(2)For the twenty-six weeks ended June 29, 2022, Shack-level operating profit margin includes the $1,281 cumulative catch-up adjustment for gift card breakage income, recognized in Shack sales.

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
EBITDA and Adjusted EBITDA
EBITDA is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit) and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above) excluding equity-based compensation expense, deferred lease costs, Impairment and loss on the disposal of assets, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance.
Limitations of the Usefulness of These Measures
EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to Net income (loss) the most directly comparable GAAP measure, is as follows.

Exhibit 99.1

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(dollar amounts in thousands)	June 29 2022	June 30 2021	June 29 2022	June 30 2021
Net income (loss)	$(1,303)	$2,065	$(12,585)	$2,640
Depreciation and amortization expense	18,087	14,472	34,942	28,198
Interest expense, net	315	359	670	874
Income tax expense (benefit)	707	991	(3,590)	(10,089)
EBITDA	17,806	17,887	19,437	21,623

Equity-based compensation	3,452	1,958	6,640	3,639
Amortization of cloud-based software implementation costs	351	314	683	627
Deferred lease costs(1)	(773)	(75)	(1,650)	129
Impairment and loss on disposal of assets	528	358	1,105	727
Legal matters	750	24	6,750	619
Gift card breakage cumulative catch-up adjustment	—	—	(1,281)	—
Debt offering related costs(2)	—	—	—	236
Executive transition costs	—	179	—	179
Adjusted EBITDA	$22,114	$20,645	$31,684	$27,779

Adjusted EBITDA margin(3)	9.6%	11.0%	7.3%	8.1%

(1)Reflects the extent to which lease expense is greater than or less than contractual fixed base rent.
(2)Costs incurred in connection with the Company’s Convertible Notes, issued in March 2021, including consulting and advisory fees.
(3)Calculated as a percentage of Total revenue, which was $230.8 million and $434.1 million for the thirteen and twenty-six weeks ended June 29, 2022, respectively, and $187.5 million and $342.7 million for the thirteen and twenty-six weeks ended June 30, 2021, respectively.

Exhibit 99.1
Adjusted Pro Forma Net Income (Loss) and Adjusted Pro Forma Earnings (Loss) Per Fully Exchanged and Diluted Share
Adjusted pro forma net income (loss) represents Net income (loss) attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly related to its core operations and may not be indicative of recurring business operations. Adjusted pro forma earnings (loss) per fully exchanged and diluted share is calculated by dividing adjusted pro forma net income (loss) by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Interests, after giving effect to the dilutive effect of outstanding equity-based awards.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share are supplemental measures of operating performance that the Company believes are useful measures to evaluate performance period over period and relative to its competitors. By assuming the full exchange of all outstanding LLC Interests, the Company believes these measures facilitate comparisons with other companies that have different organizational and tax structures, as well as comparisons period over period because it eliminates the effect of any changes in Net income (loss) attributable to Shake Shack Inc. driven by increases in its ownership of SSE Holdings, which are unrelated to the Company's operating performance, and excludes items that are non-recurring or may not be indicative of ongoing operating performance.
Limitations of the Usefulness of These Measures
Adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share should not be considered alternatives to Net income (loss) and earnings (loss) per share, as determined under GAAP. While these measures are useful in evaluating the Company's performance, it does not account for the earnings attributable to the non-controlling interest holders and therefore does not provide a complete understanding of the Net income (loss) attributable to Shake Shack Inc. Adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share should be evaluated in conjunction with GAAP financial results. A reconciliation of adjusted pro forma net income (loss) to Net income (loss) attributable to Shake Shack Inc., the most directly comparable GAAP measure, and the computation of adjusted pro forma earnings (loss) per fully exchanged and diluted share are set forth below.

Exhibit 99.1

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(in thousands, except per share amounts)	June 29 2022	June 30 2021	June 29 2022	June 30 2021
Numerator:
Net income (loss) attributable to Shake Shack Inc.	$(1,188)	$1,944	$(11,350)	$3,253
Adjustments:
Reallocation of Net income (loss) attributable to non-controlling interests from the assumed exchange of LLC Interests(1)	(115)	121	(1,235)	(613)
Legal matters	750	24	6,750	619
Gift card breakage cumulative catch-up adjustment	—	—	(1,281)	—
Debt offering related costs(2)	—	—	—	236
Executive transition costs	—	179	—	179
Revolving Credit Facility amendments related costs(3)	—	—	—	323
Impact to income tax expense (benefit)(4)	684	112	(911)	136
Adjusted pro forma net income (loss)	$131	$2,380	$(8,027)	$4,133

Denominator:
Weighted average shares of Class A common stock outstanding—diluted	39,227	43,789	39,195	43,289
Adjustments:
Assumed exchange of LLC Interests for shares of Class A common stock(1)	2,906	—	2,913	—
Dilutive effect of stock options	104	—	—	—
Dilutive effect of convertible notes	1,467	—	—	—
Adjusted pro forma fully exchanged weighted average shares of Class A common stock outstanding—diluted	43,704	43,789	42,108	43,289

Adjusted pro forma earnings (loss) per fully exchanged share—diluted	$0.00	$0.05	$(0.19)	$0.10

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	June 29 2022	June 30 2021	June 29 2022	June 30 2021
Earnings (loss) per share of Class A common stock—diluted	$(0.03)	$0.05	$(0.29)	$0.06
Assumed exchange of LLC Interests for shares of Class A common stock(1)	—	—	(0.01)	—
Non-GAAP adjustments(5)	0.03	—	0.11	0.04
Adjusted pro forma earnings (loss) per fully exchanged share—diluted	$0.00	$0.05	$(0.19)	$0.10

(1)Assumes the exchange of all outstanding LLC Interests for shares of Class A common stock, resulting in the elimination of the non-controlling interest and recognition of the net income (loss) attributable to non-controlling interests.
(2)Costs incurred in connection with the Company’s Convertible Notes, issued in March 2021, including consulting and advisory fees.
(3)Expense incurred in connection with the Company's amendments on the Revolving Credit Facility, including the write-off of previously capitalized costs on the Revolving Credit Facility.
(4)Represents the tax effect of the aforementioned adjustments and pro forma adjustments to reflect corporate income taxes at assumed effective tax rates of 14.9% and 25.0% for the thirteen and twenty-six weeks ended June 29, 2022, respectively, and 27.0% and 167.8% for the thirteen and twenty-six weeks ended June 30, 2021, respectively. Amounts include provisions for U.S. federal income taxes, certain LLC entity-level taxes and foreign withholding taxes, assuming the highest statutory rates apportioned to each applicable state, local and foreign jurisdiction.
(5)Represents the per share impact of non-GAAP adjustments for each period. Refer to the reconciliation of Adjusted Pro Forma Net Income (Loss) above, for additional information.